Dreyfus

California Intermediate Municipal Bond Fund

ANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                            Dreyfus California Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 1999 through March 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 125 basis points. While higher interest rates led to an erosion of municipal bond prices during the first half of the reporting period, the overall market showed renewed signs of strength during the first quarter of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus California Intermediate Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus California Intermediate Municipal Bond Fund perform during the period?

The portfolio produced a 0.02% total return over the 12-month period ended March 31, 2000.(1) This compares with a total return of 0.26% for the Lipper California Intermediate Municipal Debt Funds category average over the same period.(2)

We attribute the fund' s absolute performance to a rising interest-rate environment, which caused most municipal bond prices to decline. We attribute the fund's relative performance to the fund's security selection strategy, which was designed to take advantage of potentially attractive values created during the municipal market' s decline. The negative returns produced by these securities during the fourth quarter of 1999 have not been offset as dramatically during the market rally that began in the first quarter of 2000, as with the fund's peers on average.

What is the fund's investment approach?

The fund' s goal is to seek as high a level of current federal and state tax-exempt income as is consistent with preservation of capital from a diversified intermediate-term portfolio of municipal bonds from California issuers. Total return -- which includes both income and changes in net asset value over time -- is a secondary consideration for the fund.

In pursuing these objectives, we employ two primary strategies. First, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio' s average duration to maintain current yields for as long as practical.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest total returns -- which include both tax-exempt income and price changes over time -- with the least risk.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during most of 1999, the first quarter of 2000 provided better market conditions and a market rally.

When the reporting period began on April 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times, for a total increase of 125 basis points since last summer, causing most bond prices to fall.

Nationally, municipal bond prices also fell during 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand in the national market and drove municipal bond prices down. In California, however, robust demand from individuals effectively offset the absence of institutional investors. As a result, the effects of 1999's market decline were less severe in California than in most other states. The fund benefited somewhat from this environment.

In addition, during the first quarter of 2000, issuance of municipal bonds nationally declined approximately 40% compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices, including bonds from California issuers, and especially among longer term bonds.


What is the fund's current strategy?

Earlier this year, as rates began to peak, we took a more constructive view of the market and found values further out on the yield curve, at 10-15 years, where we were able to lock in paper at attractive yields. This is in contrast to our strategy during much of 1999, when we focused on shorter term securities in order to mitigate the adverse consequences of price erosion that typically accompany rising interest rates. The current consensus leads us to believe that most of the Federal Reserve Board's rate hikes are in place. However, we do expect that further tightenings will occur. Nevertheless, at current levels the municipal market remains attractive. In fact, because of unusual supply-and-demand factors in the U.S. Treasury securities market, some 30-year municipal bonds at times provided higher yields than 30-year U.S. Treasury bonds.

Our security selection strategy has continued to focus on high quality bonds from well-known issuers because these securities tend to enjoy the greatest
level    of    liquidity    and    credit    quality.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus California
Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond
Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/00

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         4/20/92            0.02%              5.09%             5.79%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND ON 4/20/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/92 IS USED AS THE BEGINNING VALUE ON 4/20/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2000

                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS--99.3%                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--90.0%

ABAG Finance Authority, COP (Episcopal Homes Foundation)

   5.25%, 7/1/2010                                                                            3,500,000                3,333,015

Adelanto Public Utility Authority, Revenue

  (Utility Systems Project)

   4.45%, 11/1/2001 (LOC; Union Bank of California)                                           2,375,000                2,373,480

Alameda Corridor Transportation Authority, Revenue

   5.125%, 10/1/2014                                                                          2,500,000                2,472,300

Alta Loma School District
   Zero Coupon, 8/1/2015 (Insured; FGIC)                                                      1,000,000                  429,080

California Health Facilities Financing Authority, Revenue:

   (Casa De Las Campanas) 5%, 8/1/2006                                                        1,985,000                2,014,457

   (Downey Community Hospital) 5.625%, 5/15/2008                                              5,450,000                5,428,582

   (Pomona Valley Hospital)
      5.375%, 7/1/2009 (Insured; MBIA)                                                        3,240,000                3,342,157

   (Saint Francis Memorial Hospital) 5.75%, 11/1/2003                                         1,130,000                1,179,065

California Housing Finance Agency, Revenue:

   6%, 8/1/2010                                                                               1,160,000                1,215,889

   (Home Mortgage) 5.80%, 8/1/2003                                                              885,000                  909,922

California Public Works Board, LR:

   (Department of Corrections-Imperial County)
      5.125%, 9/1/2009                                                                        4,000,000                4,079,280

   (Secretary of State) 6.10%, 12/1/2004 (Insured; AMBAC)                                     6,100,000                6,523,462

   (Various Community College Projects):

      6%, 12/1/2008 (Insured; AMBAC, Prerefunded 12/1/2002)                                   3,975,000  (a)           4,211,870

      4.60%, 10/1/2013                                                                        3,000,000                2,778,810

California Statewide Community Development Authority:

  Apartment Development Revenue

    (Irvine Apartment Communities):

         5.05%, 5/15/2008                                                                     2,000,000                1,913,780

         5.10%, 5/15/2010                                                                     2,000,000                1,911,460

   COP, Revenue:

      (Huntington Memorial Hospital) 5.50%, 7/1/2010                                          4,000,000                4,148,560

      (The Internext Group) 4.25%, 4/1/2005                                                   2,500,000                2,321,875

   MFHR (Equity Residential) 5.20%, 12/1/2029                                                 2,000,000                1,897,380

California, Veterans 5.40%, 12/1/2014                                                         5,000,000                4,997,100

Central Valley Financing Authority,
   Cogeneration Project Revenue

   (Carson Ice) 5.25%, 7/1/2011 (Insured; MBIA)                                               2,000,000                2,046,820

Escondido Joint Powers Financing Authority, LR

   (California Center for the Arts)
   5.90%, 9/1/2010 (Insured; AMBAC)                                                           3,440,000                3,624,934

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Foothill, Eastern Transportation Corridor Agency,
  Toll Road Revenue:

      5.25%, 1/15/2012 (Insured; MBIA)                                                        4,550,000                4,639,862

      Zero Coupon, 1/1/2010                                                                   2,500,000                2,114,625

      Zero Coupon, 1/1/2013 (Prerefunded 1/1/2010)                                            2,000,000  (a)           1,722,740

Los Angeles City, Revenue:

  Harbor Department:

      6%, 8/1/2006                                                                            1,320,000                1,379,149

      6%, 8/1/2014                                                                            6,500,000                6,761,560

   Multi-Family (Earthquake Rehabilitation Projects)

      5.65%, 12/1/2025 (Insured; FNMA)                                                       10,000,000               10,162,900

   Mortgage 5.75%, 7/1/2002 (Insured; MBIA)                                                     215,000                  217,051

Los Angeles County Capital Asset Leasing Corporation,
   Leasehold Revenue

      5.75%, 12/1/2004 (Insured; AMBAC)                                                       2,600,000                2,735,798

Los Angeles County Metropolitan Transportation Commission,
   Sales Tax Revenue, 5.50%, 7/1/2007                                                         3,350,000                3,478,674

Los Angeles County Transportation Commission,
   Sales Tax Revenue, 5.75%, 7/1/2001 (Insured; FGIC)                                         1,250,000                1,275,325

Los Angeles Department Water & Power, Electric Plant Revenue

   5.70%, 9/1/2011 (Insured; FGIC)                                                            3,500,000                3,626,770

Metropolitan Water District of Southern California,
   Waterworks Revenue, 5.125%, 7/1/2011                                                       4,000,000                4,061,680

Oakland, COP (Oakland Museum)
   6%, 4/1/2012 (Insured; AMBAC)                                                              2,500,000                2,570,600

Oakland Redevelopment Agency

  (Central District Redevelopment-Senior Tax Allocation)

      5.75%, 2/1/2004 (Insured; AMBAC)                                                        1,500,000                1,571,430

Orange County:

   COP 5.70%, 7/1/2010 (Insured; MBIA)                                                        6,445,000                6,797,606

   Public Financing Authority,
      Waste Management Systems Revenue

      5.25%, 12/1/2004 (Insured; AMBAC)                                                       4,280,000                4,399,883

Orange, MFHR (Villa Santiago Rehab Project)

   5.60%, 10/1/2027 (Insured: FNMA)                                                           1,435,000                1,452,607

Port Oakland, Revenue:

   Port 6.10%, 11/1/2003 (Insured; MBIA)                                                      1,245,000                1,308,296

   Special Facilities (Mitsui O.S.K. Lines Ltd.)

      6.40%, 1/1/2003 (LOC; Industrial Bank of Japan)                                         1,000,000                1,038,140

Riverside County Public Financing Authority, COP

   5.40%, 5/15/2009                                                                           1,000,000                  951,970


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Sacramento Cogeneration Authority,
  Cogeneration Project Revenue

      5.25%, 7/1/2012 (Insured; MBIA)                                                         1,900,000                1,932,243

Sacramento County

  (Community Facilities District Number 1):

      5.20%, 12/1/2007                                                                        1,115,000                1,087,761

      5.30%, 12/1/2008                                                                        1,225,000                1,198,209

      5.40%, 12/1/2009                                                                        1,230,000                1,206,064

San Diego County, COP (Burnham Institute):

   4.80%, 9/1/2003                                                                              400,000                  393,720

   5.15%, 9/1/2006                                                                              600,000                  589,536

   5.70%, 9/1/2011                                                                              800,000                  802,152

San Francisco Bay Area Transit Financing Authority (Bridge Toll):

   5%, 2/1/2006                                                                               1,000,000                  998,680

   5%, 2/1/2007                                                                               1,000,000                  992,800

San Francisco City and County Airports Commission,
   International Airport Revenue:

      6.20%, 5/1/2015 (Insured; FGIC)                                                         1,325,000                1,370,368

      (Special Facilities Lease--SFO Fuel)
         5.25%, 1/1/2008 (Insured; AMBAC)                                                     2,575,000                2,636,491

San Francisco City and County Redevelopment Agency, LR

   (George R. Moscone) Zero Coupon, 7/1/2011                                                  1,700,000                  928,914

San Mateo County Joint Powers Financing Authority, LR
   (Capitol Projects):

      5%, 7/15/2013 (Insured; FSA)                                                            1,180,000                1,164,695

      5%, 7/15/2014 (Insured; FSA)                                                            1,000,000                  976,480

Southern California Rapid Transit District, Revenue

   (Special Benefit Assessment District)
   5.75%, 9/1/2005 (Insured; AMBAC)                                                           8,750,000                9,285,325

Stockton Health Facilities Authority, Revenue
   (Dameron Hospital):

      5%, 12/1/2005                                                                           1,240,000                1,188,292

      5.10%, 12/1/2006                                                                        1,305,000                1,244,579

      5.20%, 12/1/2007                                                                        1,300,000                1,233,206

Tri-City Hospital District, Revenue 5.375%, 2/15/2007                                         2,500,000                2,591,300

U.S. RELATED--9.3%

Commonwealth of Puerto Rico, Public Improvement:

   5%, 7/1/2004                                                                               1,350,000                1,357,330

   5%, 7/1/2005                                                                               2,500,000                2,509,550

   5.375%, 7/1/2005                                                                           3,000,000                3,062,940

   5.25%, 7/1/2014 (Insured; FSA)                                                             2,000,000                2,012,820

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Guam, LOR (Infrastructure Improvement)
   5.25%, 11/1/2009 (Insured; AMBAC)                                                          1,210,000                1,230,449

Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority,
   Industrial Revenue (Guaynabo Warehouse):

      4.35%, 7/1/2006                                                                         1,170,000                1,075,335

      4.70%, 7/1/2009                                                                         1,050,000                  955,469

Virgin Islands Public Finance Authority, Revenue

   5.625%, 10/1/2010                                                                          2,000,000                1,985,160

Virgin Islands Water and Power Authority, Electric Systems:

   5.125%, 7/1/2003                                                                           1,140,000                1,149,063

   5.125%, 7/1/2011                                                                           1,000,000                  981,490
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $171,846,031)                                                             99.3%              173,560,365

CASH AND RECEIVABLES (NET)                                                                          .7%                1,146,112

NET ASSETS                                                                                       100.0%              174,706,477


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation
COP                       Certificate of Participation

FGIC                      Financial Guaranty
                             Insurance Company

FNMA                      Federal National
                             Mortgage Association

FSA                       Financial Security Assurance

LOC                       Letter of Credit

LOR                       Limited Obligation Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              51.7

AA                               Aa                              AA                                               14.8

A                                A                               A                                                11.0

BBB                              Baa                             BBB                                              13.3

F1+ F-1                          MIG1, VMG1 & P1                 SP1, A1                                           7.2

Not Rated( b)                    Not Rated( b)                   Not Rated( b)                                     2.0

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           171,846,031   173,560,365

Interest receivable                                                   2,457,678

Receivable for shares of Beneficial Interest subscribed                  17,318

Prepaid expenses                                                          2,944

                                                                    176,038,305
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            96,056

Cash overdraft due to Custodian                                       1,169,384

Payable for shares of Beneficial Interest redeemed                        5,743

Accrued expenses and other liabilities                                   60,645

                                                                      1,331,828
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      174,706,477
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     176,014,280

Accumulated net realized gain (loss) on investments                 (3,022,137)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              1,714,334
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      174,706,477
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 13,042,482

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.40

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended March 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,635,739

EXPENSES:

Management fee--Note 3(a)                                            1,130,852

Shareholder servicing costs--Note 3(b)                                 228,039

Professional fees                                                       39,333

Trustees' fees and expenses--Note 3(c)                                  33,908

Custodian fees                                                          18,187

Prospectus and shareholders' reports                                    14,957

Registration fees                                                       13,610

Loan commitment fees--Note 2                                             1,904

Miscellaneous                                                           17,315

TOTAL EXPENSES                                                       1,498,105

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (7,345)

NET EXPENSES                                                         1,490,760

INVESTMENT INCOME--NET                                               8,144,979
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (160,422)

Net unrealized appreciation (depreciation) on investments          (8,568,058)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (8,728,480)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (583,501)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                               ---------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,144,979            8,463,922

Net realized gain (loss) on investments         (160,422)            1,695,582

Net unrealized appreciation (depreciation)
   on investments                             (8,568,058)              703,204

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (583,501)            10,862,708
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (8,144,979)          (8,463,922)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  27,829,097          41,174,804

Dividends reinvested                            6,017,249           6,218,258

Cost of shares redeemed                      (52,847,084)         (50,353,450)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (19,000,738)          (2,960,388)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (27,729,218)            (561,602)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           202,435,695          202,997,297

END OF PERIOD                                 174,706,477          202,435,695
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,056,538           2,950,296

Shares issued for dividends reinvested            446,675             445,102

Shares redeemed                               (3,927,399)          (3,612,791)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,424,186)           (217,393)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended March 31,
                                                                --------------------------------------------------------------------

                                                                 2000           1999          1998           1997          1996
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PER SHARE DATA ($):

Net asset value, beginning of period                            13.99          13.82         13.27          13.27         13.02

Investment Operations:

Investment income--net                                            .58            .58           .59            .60           .62

Net realized and unrealized
   gain (loss) on investments                                    (.59)           .17           .55            .00(a)        .25

Total from Investment Operations                                 (.01)           .75          1.14            .60           .87

Distributions:

Dividends from investment income--net                           (.58)           (.58)         (.59)          (.60)         (.62)

Net asset value, end of period                                 13.40           13.99         13.82          13.27         13.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 .02            5.55          8.77           4.60          6.75
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RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .79             .80           .79            .78           .65

Ratio of net investment income
   to average net assets                                        4.32            4.19          4.35           4.48          4.66

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                      .00(b)           .02           .01            .04           .14

Portfolio Turnover Rate                                       19.38            26.29         44.77          35.79         41.42
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Net Assets, end of period ($ x 1,000)                       174,706          202,436       202,997        210,790       230,357

(A) AMOUNT REPRESENTS LESS THAN $.01.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities.) Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market
conditions.    Options    and    financial

futures on municipal and U.S. treasury securities are valued at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,779 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held
by    the    fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as
a   regulated   investment   company,   which   can  distribute  tax   The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,519,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. If not applied, $1,798,000 of the carryover expires in fiscal 2004 and $721,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1999 through March 31, 2000, to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $7,345 during the period ended March 31, 2000.

(b)  Under  the Shareholder Services Plan, the fund reimburses DSC an amount not
to   exceed   an   annual   rate   of   .25   of   1%   of   the  value  of  th

fund' s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2000, the fund was charged $122,251 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $74,348 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2000, redemption fees retained by the fund amounted to $2,484.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $35,855,617 and $52,234,979, respectively.

At  March  31,  2000, accumulated net unrealized appreciation on investments was
$1,714,334,   consisting   of   $3,525,328  gross  unrealized  appreciation  and
$1,810,994 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus California Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus California Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Intermediate Municipal Bond Fund at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 3, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2000 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are California residents, California personal income taxes).

 As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which
will    be    mailed    by    January    31,    2001.

                                                             The Fund

                                                           For More Information

Dreyfus California Intermediate Municipal Bond Fund

200 Park Avenue

New York, NY 10166

  Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

  Custodian

The Bank of New York

100 Church Street

New York, NY 10286

  Transfer Agent &

  Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

  Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   902AR003